United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number: 811-02383

                        AllianceBernstein Bond Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                              Edmund P. Bergan, Jr.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672


                     Date of fiscal year end: June 30, 2003

                     Date of reporting period: June 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
U.S. Government Fixed Income
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


AllianceBernstein Bond Fund
U.S. Government Portfolio


Annual Report -- June 30, 2003




Investment Products Offered
-------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.




August 14, 2003

Annual Report

We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. All of Alliance Capital's domestic mutual funds have been renamed AllianceBernstein.

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund U.S. Government Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2003.

Investment Objective and Policies

This open-end fund seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Portfolio invests primarily in U.S. government securities, repurchase agreements and forward contracts relating to U.S. government securities.

Investment Results

The following table shows the performance of the Portfolio for the six- and 12-month periods ended June 30, 2003. Also included in the table are returns for the Portfolio's benchmark, the Lehman Brothers (LB) Government Bond Index, which represents the U.S. government bond market, and the Lipper General U.S. Government Funds Average (the "Lipper Average").

INVESTMENT RESULTS*
Periods Ended June 30, 2003

                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
AllianceBernstein
Bond Fund U.S. Government
Portfolio
   Class A                      2.78%             8.82%
------------------------------------------------------------
   Class B                      2.43%             8.07%
------------------------------------------------------------
   Class C                      2.42%             8.06%
------------------------------------------------------------
Lehman Brothers
Government Bond Index           3.63%            11.34%
------------------------------------------------------------
Lipper General
U.S. Government
Funds Average                   2.46%             8.63%
------------------------------------------------------------

* The Portfolio's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 1


 The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. The unmanaged Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invests at least 65% of their assets in U.S. government and agency issues. These funds generally have similar investment objectives to the Portfolio, although investment policies for the various funds may differ. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in securities backed by the full faith and credit of the U.S. For the six- and 12-month periods ended June 30, 2003, the Lipper Average consisted of 186 and 180 funds, respectively. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including AllianceBernstein Bond Fund U.S. Government Portfolio.

   Additional investment results appear on page 6.

For the six- and 12-month periods ended June 30, 2003, the Portfolio underperformed its benchmark, the Lehman Brothers Government Bond Index.

The Portfolio's interest rate exposure was the primary source of underperformance versus the benchmark, as it was positioned for a period of rising rates at the start of the year. In April, the U.S. Federal Reserve announced concerns about deflation risk and moved to an easing bias, finally cutting interest rates by 25 basis points to 1.00% at its June meeting.

Market Overview and Investment Strategy

Business conditions worsened in the first quarter of the year, despite record high corporate cash flow and signs of consumer strength in rising building permits and a new high in the mortgage refinance index. The U.S. economy contracted in February and March, in part because of bad weather, and also because of corporate and consumer hesitancy to make purchase and investment decisions during the Iraqi conflict. The second quarter saw interest rates fall sharply in anticipation of Federal Reserve easing. As a result, the bond markets delivered very strong absolute returns. Despite sluggish economic growth and the Fed's talk of deflation, the credit-sensitive sectors were the top performers, and lower-rated credits outperformed higher-rated debt. Notwithstanding a dramatic decline in Treasury yields, government bonds were the weakest performers in


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


the fixed income markets. Continued bank demand for mortgage-backed securities in the face of skyrocketing prepayment risk helped support prices in the mortgage sector, which returned 0.7% in the second quarter. Mortgage rates continued to plummet, hitting 4.7% in May. Investor wariness about the new prepayment frontier led to the outperformance of lower-coupon and prepay-sheltered pass-throughs.

During the six-month period, we significantly reduced the Portfolio's exposure to U.S. government agency securities, as the rating agencies placed Freddie Mac's subordinated debt on credit watch and spreads on its debt widened. In the face of a massive refinancing wave, we reduced exposure to mortgage-backed securities and increased the Portfolio's U.S. Treasury holdings. Growing default rates in the first quarter led us to reduce the Portfolio's commercial mortgage-backed securities holdings. In asset-backed securities, we focused the Portfolio's holdings in upper-tier names that we believed were well protected from the looming regulatory and legal issues troubling the sector.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 3


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/93 - 6/30/03


Lehman Brothers Government Bond Index: $19,968
Lipper General U.S. Government Funds Average: $18,040
AllianceBernstein Bond Fund U.S. Government Portfolio Class A: $16,734


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                      AllianceBernstein       Lehman           Lipper
                        Bond Fund U.S.       Brothers          General
                          Government        Government     U.S. Government
                          Portfolio         Bond Index      Funds Average
-------------------------------------------------------------------------------
      6/30/93             $  9,579           $ 10,000         $ 10,000
      6/30/94             $  9,394           $  9,866         $  9,749
      6/30/95             $ 10,368           $ 11,056         $ 10,486
      6/30/96             $ 10,549           $ 11,555         $ 11,222
      6/30/97             $ 11,233           $ 12,410         $ 12,021
      6/30/98             $ 12,357           $ 13,806         $ 13,302
      6/30/99             $ 12,584           $ 14,227         $ 13,521
      6/30/00             $ 13,139           $ 14,939         $ 14,053
      6/30/01             $ 14,360           $ 16,483         $ 15,402
      6/30/02             $ 15,380           $ 17,935         $ 16,633
      6/30/03             $ 16,734           $ 19,968         $ 18,040


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund U.S. Government Portfolio Class A shares (from 6/30/93 to 6/30/03) as compared to the performance of an appropriate index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index.

The unmanaged Lipper General U.S. Government Funds Average is based on the performance of 64 funds (based on the number of funds in the average from 6/30/93 to 6/30/03). These funds generally have similar investment objectives to the Portfolio, although investment policies for the various funds may differ.

When comparing AllianceBernstein Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including AllianceBernstein Bond Fund U.S. Government Portfolio.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


PORTFOLIO SUMMARY
June 30, 2003


INCEPTION DATES
Class A Shares
12/1/85
Class B Shares
9/30/91
Class C Shares
5/3/93

PORTFOLIO STATISTICS
Net Assets ($mil): $1,786.4


SECURITY TYPE
   43.1%   U.S. Treasury
   18.3%   Federal National Mortgage Association
   14.9%   Collateralized Mortgage Obligations/
           Asset Backed Securities                         [PIE CHART OMITTED]
    8.5%   Federal Home Loan Mortgage Corporation
    3.6%   Government National Mortgage Association
    2.0%   Stripped MBS
    0.9%   Federal Agricultural Mortgage Corp.

Short-Term
    8.7%   Repurchase Agreement


All data as of June 30, 2003. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 5


INVESTMENT RESULTS


AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2003


Class A Shares
-------------------------------------------------------------------------------
                             Without Sales Charge     With Sales Charge
           1 Year                     8.82%                 4.20%
          5 Years                     6.25%                 5.32%
         10 Years                     5.74%                 5.28%
        SEC Yield*                    3.85%

Class B Shares
-------------------------------------------------------------------------------
                             Without Sales Charge     With Sales Charge
           1 Year                     8.07%                 5.07%
          5 Years                     5.49%                 5.49%
         10 Years(a)                  5.28%                 5.28%
        SEC Yield*                    3.29%

Class C Shares
-------------------------------------------------------------------------------
                             Without Sales Charge     With Sales Charge
           1 Year                     8.06%                 7.06%
          5 Years                     5.52%                 5.52%
         10 Years                     4.98%                 4.98%
        SEC Yield*                    3.29%


The Portfolio's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio also may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2003.

(a) Assumes conversion of Class B shares into Class A shares after six years.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


PORTFOLIO OF INVESTMENTS
June 30, 2003


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS-76.2%
U.S. Treasury Bonds-29.5%
  5.375%, 2/15/31                                    $ 10,000   $    11,263,680
  6.125%, 11/15/27                                     45,000        54,791,055
  6.25%, 8/15/23                                       75,000        91,892,625
  6.375%, 8/15/27                                      40,000        50,120,320
  7.125%, 2/15/23                                      45,000        60,315,840
  7.25%, 5/15/16                                       20,000        26,604,700
  7.50%, 11/15/16                                      95,000       128,988,530
  11.25%, 2/15/15                                      20,000        34,087,500
  12.50%, 8/15/14                                      45,150        69,659,768
                                                                ---------------
                                                                    527,724,018
                                                                ---------------
U.S. Treasury Notes-14.6%
  2.00%, 5/15/06                                       92,000        93,006,296
  2.625%, 5/15/08                                      10,000        10,094,540
  3.625%, 5/15/13                                      45,000        45,365,670
  3.875%, 2/15/13                                      16,100        16,572,310
  4.00%, 11/15/12                                      91,700        95,450,438
                                                                ---------------
                                                                    260,489,254
                                                                ---------------
Federal National Mortgage Association-18.7%
  Zero coupon, 2/15/08                                 22,130        19,570,533
  2.90%, 10/25/32                                       9,027         9,132,796
  5.00%, TBA                                           50,000        50,406,250
  5.50%, 9/25/13-4/25/33                              112,507        57,759,181
  6.00%, 12/01/13-11/25/27                             39,308        41,053,410
  7.00%, 4/01/07-1/01/21                              119,859       127,476,979
  7.50%, 12/01/09                                       4,832         5,135,328
  8.00%, 3/25/07                                        3,876         4,118,704
  8.50%, 4/01/08                                        3,461         3,650,000
  9.00%, 8/01/21                                        1,058         1,171,047
  10.00%, 11/01/13-10/01/14                            12,549        14,189,212
  11.00%, 7/01/16                                       1,049         1,214,797
                                                                ---------------
                                                                    334,878,237
                                                                ---------------
Federal Home Loan Mortgage Corp.-8.8%
  1.58%, 2/15/33                                       18,926        18,973,576
  4.05%, 6/21/05                                       25,000        25,685,500
  6.00%, 3/15/23                                       17,120        17,719,564
  6.25%, 1/15/27                                        5,981         6,052,610
  6.75%, 3/15/31                                       60,000        74,961,840
  7.00%, 12/01/10                                       5,174         5,464,982
  8.00%, 9/01/11                                        2,272         2,399,930
  12.00%, 8/01/15-7/01/20                               4,400         5,123,115
                                                                ---------------
                                                                    156,381,117
                                                                ---------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 7


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Government National Mortgage Association-3.7%
Single Family Homes
  7.50%, 12/15/14-3/15/32                            $ 45,641   $    48,924,404
  8.00%, 3/15/12                                       10,408        11,242,691
  8.15%, 9/15/20                                        1,593         1,731,111
  9.00%, 12/15/09-12/15/19                              3,301         3,621,675
                                                                ---------------
                                                                     65,519,881
                                                                ---------------
Federal Agricultural Mortgage Association-0.9%
  6.725%, 7/25/13                                      15,219        16,591,325
                                                                ---------------
Total U.S. Government & Agency Obligations
  (cost $1,304,780,227)                                           1,361,583,832
                                                                ---------------
ASSET BACKED SECURITIES-5.9%
Ameriquest Mortgage Securities, Inc.
  Series 2002-3 Cl.AV2
  1.335%, 9/25/32                                       6,052         6,060,003
GMAC Commercial Mortgage Securities, Inc.
  Series 2003-FL1AC Cl.A
  1.623%, 3/11/15(a)                                   24,634        24,630,565
MLCC Mortgage Investors, Inc.
  Series 2003-C Cl.A1
  1.358%, 6/25/28                                      15,000        15,000,000
Renaissance Home Equity Loan Trust
  Series 2003-2 Cl.A
  1.468%, 8/25/33                                      25,000        25,000,000
Residential Asset Securities Corp.
  Series 2002-KS8 Cl.A3
  3.69%, 4/25/27                                       10,000        10,310,200
Specialty Underwriting & Residential Finance
  Series 2003-BC1 Cl.A
  1.375%, 1/25/34                                       9,633         9,636,183
Winston Funding, Ltd.
  Series 2003-1 Cl.A2
  2.18%, 4/23/09(a)                                    15,000        15,000,000
                                                                ---------------
Total Asset Backed Securities
  (cost $105,302,464)                                               105,636,951
                                                                ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS-5.1%
Citicorp Mortgage Securities, Inc.
  Series 1987-3 Cl.A1
  9.00%, 5/25/17                                        2,367         2,367,357
MLCC Mortgage Investors, Inc.
  Series 2003B Cl.A1
  1.375%, 4/25/28                                      10,849        10,848,834


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Prudential Home Mortgage Securities Co.
  Series 1994-1 Cl.A11
  6.00%, 2/25/09                                     $ 28,030   $    28,240,225
Structured Asset Securities Corp.
  Series 2003-20 Cl.1A1
  5.50%, 7/25/33                                       18,495        19,090,354
  Series 2003-7H Cl.A11
  6.00%, 3/25/33                                       23,684        24,475,849
Summit Mortgage Trust
  Series 2003-1 Cl.1A1
  6.88%, 4/28/35                                        6,634         6,752,151
                                                                ---------------
Total Collateralized Mortgage Obligations
   (cost $92,102,859)                                                91,774,770
                                                                ---------------
COMMERCIAL MORTGAGE BACKED SECURITIES-4.2%
Asset Securitization Corp.
  Series 1997-MD7 Cl.A1B
  7.41%, 1/13/30                                       16,847        18,983,368
Commercial Mortgage Acceptance Corp.
  Series 1997-ML1 Cl.A2
  6.53%, 6/15/07                                       13,077        14,063,267
Merrill Lynch Mortgage Investors, Inc.
  Series 1995-C3 Cl.D
  7.847%, 12/26/25                                     20,016        22,105,470
Morgan Stanley Capital I
  Series 1998-CF1 Cl.A1
  6.33%, 7/15/32                                        9,617         9,998,147
Teachers Insurance & Annuity Association
  Series 2001-Cl Cl.A2
  6.30%, 6/19/21(a)                                     8,708         9,662,770
                                                                ---------------
Total Commercial Mortgage Backed Securities
  (cost $70,214,734)                                                 74,813,022
                                                                ---------------
STRIPPED MORTGAGE BACKED SECURITIES-2.1%
Banc of America Commercial Mortgage, Inc.
  Series 2002-2, Cl.XP
  1.803%, 7/11/43(a)                                   90,000         8,291,700
Credit Suisse First Boston Mortgage
  Series 2001-CK3 Cl.AX
  1.275%, 6/15/34(a)                                   38,319         2,258,504
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Cl.XC
  zero coupon, 7/05/35(a)                             113,250         4,972,807
Morgan Stanley Capital I
  Series 2003-IQ4 Cl.X1
  zero coupon, 5/15/40(a)                             103,000         3,515,390


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 9


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl.X
  2.03%, 12/21/26                                   $ 104,715   $     4,377,100
Prudential Securities Secured Financing Corp.
  Series 1999-NRF1 Cl.AEC
  zero coupon, 11/01/31(a)                            342,951        13,296,227
SACO I, Inc.
  Series 1997-2 Cl.X
  1.59%, 8/25/36(a)                                    31,275           713,998
                                                                ---------------
Total Stripped Mortgage Backed Securities
  (cost $43,383,354)                                                 37,425,726
                                                                ---------------
SHORT-TERM INVESTMENT-8.9%
Repurchase Agreement-8.9%
  State Street Bank and Trust Co.
  1.12%, dated 6/30/03, due 7/01/03 in the
  amount of $158,424,929 (collateralized
  by $23,775,000 FHLB, 1.40%, 9/17/04,
  value $23,890,570, $91,650,000 FNMA,
  1.30%, 6/7/04, value $91,808,830 and
  $45,275,000 FHLB, 2.125%, 12/15/04,
  value $45,902,240)
  (cost $158,420,000)                                 158,420       158,420,000
                                                                ---------------
Total Investments-102.4%
  (cost $1,774,203,638)                                           1,829,654,301
Other assets less liabilities*-(2.4%)                               (43,278,409)
                                                                ---------------
Net Assets-100%                                                 $ 1,786,375,892
                                                                ===============


See footnote summary on page 11.


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


* SECURITIES LENDING INFORMATION

Includes cash collateral received of $549,466,250 (representing 30.8% of net assets) for securities on loan as of June 30, 2003 (see Note E). The lending agent invested the cash collateral in short-term investments and interest received on these investments as follows:

                                                             Principal
                                             Current          Amount
Short-Term Investments                        Yield            (000)        U.S.$ Value
                                         ===============   =============   =============
Associated Finance, 11/01/03                       1.50%      $  1,800     $  1,880,894
Bank America, 6/15/04                              1.26%        25,295       27,452,923
Deutsche Bank, 2/2/04                              1.34%        50,000       50,000,000
FHLB, 6/25/04 - 6/28/04                   1.246% - 1.30%        50,000       50,000,000
FNMA, 5/5/05                                       2.00%        34,128       34,128,000
General Electric, 11/3/03 - 3/19/04        1.27% - 1.44%        13,245       14,024,222
Household Finance, 7/15/03 - 5/1/04        1.35% - 2.79%        61,954       62,966,568
JPM, 8/15/03                                       1.48%         1,000        1,075,776
K2 (USA) LLC, 4/26/04                              1.55%        10,000       10,040,972
LB Baden-Wuerttemberg, 4/15/04                     1.27%         5,000        5,332,956
Lion Connecticut, 8/3/15                           1.89%        10,000       10,499,467
National Westminister Bancorp, 11/15/03            1.50%         5,000        5,401,715
Sigma, 12/15/03 - 6/16/04                  1.26% - 1.52%       150,000      150,101,108
Wells Fargo, 11/1/03                               1.30%         1,640        1,680,249
ZCM Matched Funding, 7/11/03 - 7/14/03     1.21% - 1.31%       110,000      109,813,954
                                                                           ------------
                                                                            534,398,804

                                                              Shares
                                                           ============
UBS Private Money Market Fund, LLC                 1.15%    15,300,533       15,300,533
                                                                           ------------
Total Short-Term Investments                                               $549,699,337
                                                                           ============



(a) Security exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the aggregate market value of these securities amounted to $82,341,961 or 4.6% of net assets.

    Glossary of Terms:

    FHLB - Federal Home Loan Bank

    FNMA - Federal NationalMortgage Association

    TBA - (To Be Assigned)-Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

    See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 11


STATEMENT OF ASSETS & LIABILITIES
June 30, 2003


ASSETS
Investments in securities, at value (cost $1,774,203,638)    $ 1,829,654,301(a)
Cash                                                              43,912,986
Collateral held for securities loaned                            549,466,250
Receivable for investment securities sold                        345,375,725
Interest receivable                                               15,329,873
Receivable for capital stock sold                                  3,334,465
                                                             ---------------
Total assets                                                   2,787,073,600
                                                             ---------------
LIABILITIES
Payable for collateral received on securities loaned             549,466,250
Payable for investment securities purchased                      439,271,041
Payable for capital stock redeemed                                 6,305,766
Advisory fee payable                                               2,359,546
Dividends payable                                                  1,792,630
Distribution fee payable                                             812,152
Accrued expenses                                                     690,323
                                                             ---------------
Total liabilities                                              1,000,697,708
                                                             ---------------
Net Assets                                                   $ 1,786,375,892
                                                             ===============
COMPOSITION OF NET ASSETS
Capital stock, at par                                        $       238,423
Additional paid-in capital                                     1,939,621,597
Distributions in excess of net investment income                 (12,613,658)
Accumulated net realized loss on investment transactions        (196,319,234)
Net unrealized appreciation of investments                        55,448,764
                                                             ---------------
                                                             $ 1,786,375,892
                                                             ===============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($889,114,693 / 118,700,915 shares of
  capital stock issued and outstanding)                                $7.49
Sales charge--4.25% of public offering price                             .33
                                                                       -----
Maximum offering price                                                 $7.82
                                                                       =====
Class B Shares
Net asset value and offering price per share
  ($495,606,374 / 66,177,727 shares of
  capital stock issued and outstanding)                                $7.49
                                                                       =====
Class C Shares
Net asset value and offering price per share
  ($204,005,687 / 27,204,691 shares of
  capital stock issued and outstanding)                                $7.50
                                                                       =====
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($197,649,138 / 26,339,599 shares of
  capital stock issued and outstanding)                                $7.50
                                                                       =====


(a)  Includes securities on loan with a value of $532,711,592 (see Note E).

     See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF OPERATIONS
Year Ended June 30, 2003


INVESTMENT INCOME
Interest                                                           $ 86,923,790

EXPENSES
Advisory fee                                      $  9,698,623
Distribution fee--Class A                            2,702,157
Distribution fee--Class B                            5,220,716
Distribution fee--Class C                            2,293,231
Transfer agency                                      3,546,502
Printing                                               496,678
Custodian                                              402,874
Administrative                                         124,000
Audit and legal                                        114,788
Registration fees                                       74,141
Directors' fees                                         18,000
Miscellaneous                                           97,318
                                                  ------------
Total expenses before interest                      24,789,028
Interest expense                                       226,944
                                                  ------------
Total expenses                                      25,015,972
Less: expense offset arrangement
  (see Note B)                                          (2,955)
                                                  ------------
Net expenses                                                         25,013,017
                                                                   ------------
Net investment income                                                61,910,773
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            53,152,476
  Written options                                                       954,531
  Futures                                                            (6,605,444)
  Swap contracts                                                     (7,714,477)
Net change in unrealized appreciation/
  depreciation of:
  Investments                                                        42,249,044
  Futures                                                             1,239,412
  Swap contracts                                                      2,598,092
                                                                   ------------
Net gain on investment transactions                                  85,873,634
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $147,784,407
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 13


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 June 30, 2003    June 30, 2002
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $   61,910,773   $   76,503,030
Net realized gain (loss) on investment
  transactions                                      39,787,086           (2,033)
Net change in unrealized appreciation/
  depreciation of investments                       46,086,548       20,025,936
                                                --------------   --------------
Net increase in net assets from
  operations                                       147,784,407       96,526,933

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                          (41,821,063)     (45,917,533)
  Class B                                          (20,589,855)     (16,272,061)
  Class C                                           (9,059,572)      (8,987,433)
  Advisor Class                                     (8,628,587)      (5,326,003)
Distributions in excess of net
  investment income
  Class A                                                   -0-      (3,697,433)
  Class B                                                   -0-      (1,310,281)
  Class C                                                   -0-        (722,436)
  Advisor Class                                             -0-        (428,868)
Tax return of capital
  Class A                                                   -0-      (3,106,367)
  Class B                                                   -0-      (1,100,822)
  Class C                                                   -0-        (606,948)
  Advisor Class                                             -0-        (360,309)

CAPITAL STOCK TRANSACTIONS
Net increase                                        72,866,684      279,883,858
                                                --------------   --------------
Total increase                                     140,552,014      288,574,297

NET ASSETS
Beginning of period                              1,645,823,878    1,357,249,581
                                                --------------   --------------
End of period                                   $1,786,375,892   $1,645,823,878
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
June 30, 2003


NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund"), formerly Alliance BondFund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Government Portfolio. The U.S. Government Portfolio (the "Portfolio") offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 15


Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $124,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 2003.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $2,495,897 for the year ended June 30, 2003.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 17


For the year ended June 30, 2003, the Portfolio's expenses were reduced by $2,955 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $48,272 from the sales of Class A shares and $108,249, $1,116,604 and $64,753 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2003.

NOTE C
Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $6,924,839, and $5,987,124 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2003, were as follows:

                                                  Purchases          Sales
                                               ===============  ===============
Investment securities
  (excluding U.S. government securities)       $   383,713,776  $   341,726,654
U.S. government securities                      17,179,858,377   17,244,579,833


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


At June 30, 2003, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:


Cost                                                            $ 1,786,273,989
                                                                ---------------
Gross unrealized appreciation                                   $    57,373,390
Gross unrealized depreciation                                       (13,993,078)
                                                                ---------------
Net unrealized appreciation                                     $    43,380,312
                                                                ---------------


1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Swap Agreements

The Portfolio may enter into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 19


The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains or losses on investment transactions.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Transactions in options written for the year ended June 30, 2003 were as follows:

                                                    Number of       Premiums
                                                    Contracts       Received
                                                  ============    ============
Options outstanding at beginning
  of the period                                             -0-   $         -0-
Options written                                          1,100       1,071,609
Options terminated in closing purchase
  transactions                                          (1,100)     (1,071,609)
Options expired                                             -0-             -0-
                                                  ------------    ------------
Options outstanding at June 30, 2003                        -0-   $         -0-
                                                  ============    ============


4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended June 30, 2003, the average amount of reverse repurchase agreements outstanding was $90,320,381 and the daily weighted average interest rate was 1.37%.

NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2003, the Portfolio had loaned securities with a value of $532,711,592 and received cash collateral of $549,466,250 which was invested in short-term securities as included in the footnotes to the accompanying portfolio of investments. For the year ended June 30, 2003, the Portfolio earned fee income of


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 21


$1,412,548 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended      Year Ended     Year Ended
                    June 30, 2003  June 30, 2002  June 30, 2003   June 30, 2002
                    -----------------------------------------------------------
Class A
Shares sold           99,871,241   147,432,112   $ 738,562,949  $1,062,360,414
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            3,397,687     4,167,873      25,217,655      30,124,250
-------------------------------------------------------------------------------
Shares converted
  from Class B         2,638,670     3,136,090      19,834,712      24,883,707
-------------------------------------------------------------------------------
Shares redeemed     (107,352,732) (158,502,944)   (794,926,312) (1,143,883,509)
-------------------------------------------------------------------------------
Net decrease          (1,445,134)   (3,766,869)  $ (11,310,996) $  (26,515,138)
===============================================================================

Class B
Shares sold           41,363,192    39,137,935   $ 305,612,817  $  285,085,120
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            1,747,439     1,616,781      12,971,394      11,691,662
-------------------------------------------------------------------------------
Shares converted
  to Class A          (2,666,482)   (3,546,194)    (19,834,712)    (24,883,707)
-------------------------------------------------------------------------------
Shares redeemed      (29,791,395)  (20,377,516)   (221,190,959)   (148,144,475)
-------------------------------------------------------------------------------
Net increase          10,652,754    16,831,006   $  77,558,540  $  123,748,600
===============================================================================

Class C
Shares sold           17,523,866    19,154,718   $ 129,704,727  $  139,438,986
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              741,897       910,419       5,512,251       6,592,467
-------------------------------------------------------------------------------
Shares redeemed      (19,058,320)  (15,734,751)   (141,500,884)   (113,989,182)
-------------------------------------------------------------------------------
Net increase
  (decrease)            (792,557)    4,330,386   $  (6,283,906) $   32,042,271
===============================================================================

Advisor Class
Shares sold            5,728,180    20,316,829   $  42,725,185  $  146,617,899
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            1,166,739       818,898       8,673,997       5,898,085
-------------------------------------------------------------------------------
Shares redeemed       (5,229,251)     (264,735)    (38,496,136)     (1,907,859)
-------------------------------------------------------------------------------
Net increase           1,665,668    20,870,992   $  12,903,046  $  150,608,125
===============================================================================


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2003.

NOTEH
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 were as follows:

                                                  2003              2002
                                             =============     =============
Distributions paid from:
  Ordinary income                            $  80,099,077     $  82,835,463
                                             -------------     -------------
Total taxable distributions                     80,099,077        82,835,463
  Tax return of capital                                 -0-        5,174,446
                                             -------------     -------------
Total distributions paid                     $  80,099,077(a)  $  88,009,909(a)
                                             =============     =============


As of June 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses                           $(195,017,573)(b)
Unrealized appreciation/(depreciation)                            43,326,075(c)
                                                               -------------
Total accumulated earnings/(deficit)                           $(151,691,498)
                                                               =============


(a) Total distributions paid differ from the Statement of Changes in Net
    Assets because for tax purposes dividends are recognized when actually paid.

(b) On June 30, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $195,017,573 (of which $5,458,443 and $25,133,978 were attributable to the purchase of net assets of Alliance Limited Maturity Government Income Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc., respectively, by the Fund in December of 2000), of which $64,973,014 expires in the year 2004, $51,829,521 expires in the year 2005, $6,928,773 expires in the year 2006, $16,083,708 expires in the year 2007, $48,732,137 expires in the year 2008, and $6,470,420 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended June 30, 2003, $76,817,063 of capital loss carryforward expired. Based on certain provision in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government, Inc. and the Alliance Mortgage Securities Fund, Inc., may apply.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 23


During the current fiscal year, permanent differences, primarily due to a tax distribution in excess of earnings, tax character of paydown losses, expiration of capital loss carryforwards and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class A
                                            ---------------------------------------------------------------
                                                                  Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                         $7.21        $7.14        $6.99        $7.19        $7.57

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(b)                         .27          .37          .47          .50          .52
Net realized and unrealized
   gain (loss) on investment
   transactions                                  .35          .13          .17         (.20)        (.37)
Net increase in net asset value
   from operations                               .62          .50          .64          .30          .15

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net investment
   income                                       (.34)        (.37)        (.47)        (.49)        (.52)
Distributions in excess of
   net investment income                          -0-        (.03)        (.01)          -0-        (.01)
Tax return of capital                             -0-        (.03)        (.01)        (.01)          -0-
Total dividends and
   distributions                                (.34)        (.43)        (.49)        (.50)        (.53)
Net asset value,
   end of period                               $7.49        $7.21        $7.14        $6.99        $7.19

TOTAL RETURN
Total investment return based
   on net asset value(c)                        8.82%        7.11%        9.30%        4.41%        1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $889,115     $865,739     $884,574     $430,895     $426,167
Ratio to average net assets of:
   Expenses                                     1.10%        1.23%        2.11%        2.14%        1.17%
   Expenses, excluding
      interest expense                          1.09%        1.09%        1.13%        1.12%        1.08%
   Net investment income                        3.64%        5.15%        6.57%        7.13%        6.86%
Portfolio turnover rate                          976%        1009%         712%         398%         320%



See footnote summary on page 28.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 25



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                                            ---------------------------------------------------------------
                                                                   Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                         $7.21        $7.14        $7.00        $7.20        $7.57

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(b)                         .22          .32          .42          .44          .46
Net realized and unrealized
   gain (loss) on investment
   transactions                                  .35          .13          .16         (.19)        (.36)
Net increase in net asset
   value from operations                         .57          .45          .58          .25          .10

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net investment
   income                                       (.29)        (.32)        (.42)        (.44)        (.46)
Distributions in excess of
   net investment income                          -0-        (.03)        (.01)          -0-        (.01)
Tax return of capital                             -0-        (.03)        (.01)        (.01)          -0-
Total dividends and
   distributions                                (.29)        (.38)        (.44)        (.45)        (.47)
Net asset value,
   end of period                               $7.49        $7.21        $7.14        $7.00        $7.20

TOTAL RETURN
Total investment return based
   on net asset value(c)                        8.07%        6.36%        8.39%        3.64%        1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $495,606     $400,221     $276,308     $200,283     $338,310
Ratio to average net assets of:
   Expenses                                     1.82%        1.93%        2.90%        2.80%        1.87%
   Expenses, excluding
      interest expense                          1.81%        1.80%        1.83%        1.83%        1.79%
   Net investment income                        2.95%        4.41%        5.95%        6.28%        6.13%
Portfolio turnover rate                          976%        1009%         712%         398%         320%



See footnote summary on page 28.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                        Class C
                                            ---------------------------------------------------------------
                                                                  Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                         $7.22        $7.15        $7.00        $7.20        $7.57

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(b)                         .22          .32          .43          .45          .46
Net realized and unrealized
   gain (loss) on investment
   transactions                                  .35          .13          .16         (.20)        (.36)
Net increase in net asset value
   from operations                               .57          .45          .59          .25          .10

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net investment
   income                                       (.29)        (.32)        (.43)        (.44)        (.46)
Distributions in excess of
   net investment income                          -0-        (.03)        (.01)          -0-        (.01)
Tax return of capital                             -0-     (.03)-0-        (.01)          -0-
Total dividends and
   distributions                                (.29)        (.38)        (.44)        (.45)        (.47)
Net asset value,
   end of period                               $7.50        $7.22        $7.15        $7.00        $7.20

TOTAL RETURN
Total investment return based
   on net asset value(c)                        8.06%        6.35%        8.54%        3.64%        1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $204,006     $202,030     $169,213     $112,808     $144,145
Ratio to average net assets of:
   Expenses                                     1.81%        1.93%        2.89%        2.82%        1.87%
   Expenses, excluding
      interest expense                          1.80%        1.79%        1.83%        1.83%        1.78%
   Net investment income                        2.96%        4.42%        5.94%        6.35%        6.13%
Portfolio turnover rate                          976%        1009%         712%         398%         320%



See footnote summary on page 28.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    Advisor Class
                                         ------------------------------------
                                                                   October 6,
                                            Year Ended June 30,    2000(d) to
                                         ------------------------    June 30,
                                             2003         2002(a)      2001
                                         -----------  -----------  -----------
Net asset value, beginning of period        $7.21        $7.14        $7.05

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                      .29          .39          .34
Net realized and unrealized gain on
   investment transactions                    .37          .13          .12
Net increase in net asset value from
   operations                                 .66          .52          .46

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.37)        (.39)        (.34)
Distributions in excess of net
   investment income                           -0-        (.03)        (.02)
Tax return of capital                          -0-        (.03)        (.01)
Total dividends and distributions            (.37)        (.45)        (.37)
Net asset value, end of period              $7.50        $7.21        $7.14

TOTAL RETURN
Total investment return based on net
   asset value(c)                            9.29%        7.41%        6.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                       $197,649     $177,834      $27,154
Ratio to average net assets of:
   Expenses                                   .81%         .89%        1.38%(e)
   Expenses, excluding interest
      expense                                 .80%         .81%         .81%(e)
   Net investment income                     3.96%        5.41%        6.74%(e)
Portfolio turnover rate                       976%        1009%         712%


(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc. U.S. Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the U.S. Government Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., formerly Alliance Bond Fund, Inc.) as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Portfolio of the AllianceBernstein Bond Fund, Inc. at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

New York, New York
August 8, 2003


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 29


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Matthew D.W. Bloom, Vice President
Paul J. DeNoon, Vice President
S. Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                               PORTFOLIOS
                                                                                IN FUND            OTHER
    NAME, AGE OF DIRECTOR,                   PRINCIPAL                          COMPLEX        DIRECTORSHIPS
           ADDRESS                         OCCUPATION(S)                      OVERSEEN BY         HELD BY
     (YEARS OF SERVICE*)                DURING PAST 5 YEARS                     DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

John D. Carifa, **, 58            President, Chief Operating Officer                113             None
1345 Avenue of the                and a Director of Alliance Capital
Americas                          Management Corporation
New York, NY 10105 (15)           ("ACMC"), with which he has
                                  been associated with since prior
                                  to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                Formerly an Executive Vice                         94             None
P.O. Box 4623                     President and Chief Insurance
Stamford, CT 06903 (15)           Officer of The Equitable Life
                                  Assurance Society of the United
                                  States; Chairman and Chief Executive
                                  Officer ofEvlico. Formerly a
                                  Director of Avon, BP (oil and gas),
                                  Ecolab Incorporated (specialty
                                  chemicals), Tandem Financial Group
                                  and Donaldson, Lufkin & Jenrette
                                  Securities Corporation. Formerly
                                  Governor at Large National
                                  Association of Securities Dealers, Inc.

David H. Dievler, #+, 73          Independent Consultant. Until                      98             None
P.O. Box 167                      December 1994, Senior Vice
Spring Lake, NJ 07762             President of ACMC responsible
(15)                              for mutual fund administration.
                                  Prior to joining ACMC in 1984,
                                  Chief Financial Officer of Eberstadt
                                  Asset Management since 1968. Prior
                                  to that, Senior Manager at Price
                                  Waterhouse & Co. Member of the
                                  American Institute of Certified
                                  Public Accountants since 1953.

John H. Dobkin, #+, 61            Consultant. Formerly a President                   95             None
P.O. Box 12                       of Save Venice, Inc. from 2001-
Annandale, NY 12504               2002, Senior Advisor from June
(5)                               1999-June 2000 and President of
                                  Historic Hudson Valley from December
                                  1989-May 1999. Previously, Director
                                  of the National Academy of Design
                                  and during 1988-1992, Director and
                                  Chairman of the Audit Committee of ACMC.



_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 31




                                                                               PORTFOLIOS
                                                                                IN FUND            OTHER
    NAME, AGE OF DIRECTOR,                   PRINCIPAL                          COMPLEX        DIRECTORSHIPS
           ADDRESS                         OCCUPATION(S)                      OVERSEEN BY         HELD BY
     (YEARS OF SERVICE*)                DURING PAST 5 YEARS                     DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+, 70     Investment Adviser and                            110             None
2 Sound View Drive                Independent Consultant. Formerly
Suite 100                         Senior Manager of Barrett
Greenwich, CT 06830               Associates, Inc.,a registered
(5)                               investment adviser, with which
                                  he had been associated since
                                  prior to 1998. Formerly Deputy
                                  Comptroller of the State of
                                  New York and, prior thereto,
                                  Chief Investment Officer of the
                                  New York Bank for Savings.

Clifford L. Michel, #+, 64        Senior Counsel of the law firm of                  94         Placer Dome, Inc.
15 St. Bernard's Road             Cahill Gordon & Reindel since
Gladstone, NJ 07934               February 2001 and a partner of
(15)                              that firm for more than twenty-five
                                  years prior thereto, President
                                  and Chief Executive Officer of
                                  Wenonah Development Company
                                  (investments) and a Director
                                  of Placer Dome, Inc. (mining).

Donald J. Robinson, #+, 69        Senior Counsel to the law firm of                  93             None
98 Hell's Peak Road               Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161 (6)              since prior to 1998. Formerly a
                                  senior partner and a member of the
                                  Executive Committee of that firm.
                                  Formerly a member and Chairman of
                                  the Municipal Securities Rulemaking
                                  Board and a Trustee of the Museum
                                  of the City of New York.



*  There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.

_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Officer Information

Certain information concerning the Fund's Officers is listed below.




          NAME,                        POSITION(S)                          PRINCIPAL OCCUPATION
     ADDRESS* AND AGE                HELD WITH FUND                         DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Kathleen A. Corbet, (43)          Senior Vice President           Executive Vice President of Alliance Capital
                                                                  Management Corporation (ACMC),** with which
                                                                  she has been associated since prior to 1998.

Matthew D.W. Bloom, (47)          Vice President                  Senior Vice President of ACMC,** with which
                                                                  he has been associated since prior to 1998.

Jeffrey S. Phlegar, (37)          Vice President                  Vice President of ACMC,** with which he has
                                                                  been associated since prior to 1998.

S. Sean Kelleher, (42)            Vice President                  Senior Vice President of ACMC since 1999.
                                                                  Previously, a manager of the MBS swaps desk
                                                                  at Deutsche Bank since 1997 and worked in
                                                                  fixed income research at Merrill Lynch since
                                                                  prior to 1998.

Paul J. DeNoon, (41)              Vice President                  Senior Vice President of ACMC,** with which
                                                                  he has been associated since prior to 1998.

Edmund P. Bergan, Jr., (53)       Secretary                       Senior Vice President and General Counsel of
                                                                  AllianceBernstein Investment Research and
                                                                  Management, Inc. ("ABIRM")** and Alliance
                                                                  Global Investor Services, Inc. ("AGIS"),**
                                                                  with which he has been associated since prior
                                                                  to 1998.

Mark D. Gersten, (52)             Treasurer and Chief             Senior Vice President of AGIS,** with which
                                  Financial Officer               he has beenassociated since prior to 1998.

Vincent S. Noto (38)              Controller                      Vice President of AGIS,** with which he has
                                                                  been associated since prior to 1998.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 33


ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds

Balanced Shares
Disciplined Value Fund
Global Value Fund
Growth & Income Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


NOTES


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 35


NOTES


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.


USGAR0603




ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Exhibit No.      DESCRIPTION OF EXHIBIT

     10 (b) (1)       Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     10 (b) (2)       Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.


By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date: August 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date: August 22, 2003


By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:  August 22, 2003